STONE HARBOR INVESTMENT FUNDS

Stone Harbor Emerging Markets Debt Fund

Stone Harbor High Yield Bond Fund

Supplement dated April 25, 2008 to the Prospectus dated August 6, 2007

The first paragraph following the table in the subsection “Buying, Exchanging and Redeeming Shares—Investment Minimums” is revised to read in its entirety as follows:

The Fund’s manager may in its discretion aggregate investments from related accounts in determining whether an investment minimum has been reached.  In addition, initial investment minimums may be waived if the Fund’s manager determines that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would not adversely impact the Fund. The Funds reserve the right to waive or change minimum and additional investment amounts.